UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

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WILHELMINA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-36589	74-2781950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 Lyndon B Johnson Freeway, Box #25, Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

(214) 661-7488

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WHLM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountants.

(a)             The Audit Committee (the “Committee”) of the Board of Directors of Wilhelmina International, Inc. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Committee invited several public accounting firms to participate in the process. As a result of this process, the Committee approved the appointment of Bodwell Vasek Wells DeSimone LLP (“BVWD”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The decision to change accountants to BVWD from Baker Tilly US, LLP was approved by the Audit Committee of the Company’s board of directors, effective May 17, 2023.

The reports of Baker Tilly on the Company’s financial statements as of and for the fiscal years ended December 31, 2021, and December 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2022, and the subsequent interim period preceding such dismissal, (i) there was no disagreement with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter of the disagreement in connection with their reports, and (ii) there were no “reportable events” within the meaning of Item 304(a) (1)(v) of Regulation S-K.

The Company has provided Baker Tilly with a copy of the disclosures contained in this Form 8-K and has requested that Baker Tilly furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether Baker Tilly agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of the letter from Baker Tilly concurring with the statements contained herein is attached as Exhibit 16.1 to this Form 8-K.

(b)           During the two fiscal years ended December 31, 2022 and the subsequent interim period preceding such appointment, the Company did not consult with BVWD regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement with BVWD or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Baker Tilly US, LLP letter dated May 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILHELMINA INTERNATIONAL, INC.

Date: May 22, 2023	By:	/s/ James A. McCarthy
James A. McCarthy
Chief Financial Officer